Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints Brent W. Wood as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10‑K (or such other form as may be required) for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ D. Pike Aloian
D. Pike Aloian
Director

February 14, 2018

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints Brent W. Wood as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10‑K (or such other form as may be required) for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ H. C. Bailey, Jr.
H. C. Bailey, Jr.
Director

February 14, 2018

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints Brent W. Wood as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10‑K (or such other form as may be required) for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ H. Eric Bolton, Jr.
H. Eric Bolton, Jr.
Director

February 14, 2018

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints Brent W. Wood as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10‑K (or such other form as may be required) for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ Donald F. Colleran
Donald F. Colleran
Director

February 14, 2018

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints Brent W. Wood as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10‑K (or such other form as may be required) for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ Hayden C. Eaves III
Hayden C. Eaves III
Director

February 14, 2018

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints Brent W. Wood as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10‑K (or such other form as may be required) for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ Fredric H. Gould
Fredric H. Gould
Director

February 14, 2018

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints Brent W. Wood as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10‑K (or such other form as may be required) for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ Mary Elizabeth McCormick
Mary Elizabeth McCormick
Director

February 14, 2018

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints Brent W. Wood as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10‑K (or such other form as may be required) for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ Leland R. Speed
Leland R. Speed
Chairman Emeritus of the Board

February 14, 2018

Exhibit (24)

EASTGROUP PROPERTIES, INC.
POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints Brent W. Wood as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10‑K (or such other form as may be required) for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

/s/ David H. Hoster II
David H. Hoster II
Chairman of the Board

February 14, 2018